EXHIBIT 10.47

                       NOTE AND WARRANT PURCHASE AGREEMENT

THIS SUBSCRIPTION IS EXECUTED IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION 4(2) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE NOTES AND WARRANTS BEING OFFERED INVOLVE A HIGH DEGREE OF RISK.

THE NOTE AND WARRANTS THAT YOU PURCHASE IN THIS OFFERING ARE ONLY CONVERTIBLE/EXERCISBALE INTO SHARES OF COMMON STOCK UPON SHAREHOLDER APPROVAL TO INCREASE ITS AUTHORIZED SHARES TO 100,000,000 AND THE COMPANY CANNOT GIVE ANY ASSURANCES THAT IT WILL RECEIVE SHAREHOLDER APPROVAL. IN THE EVENT THE COMPANY DOES NOT RECEIVE SHAREHOLDER APPROVAL TO INCREASE ITS AUTHORIZED COMMON STOCK,
THE SECURITES THAT YOU PURCHASE IN THIS OFFERING WILL NOT BE A CONVERTIBLE/EXERCISABLE INSTRUMENT.

     This NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement"), dated as of July 15, 2004 is made by and among Cedric Kushner Promotions, Inc, (the
"Company"), and the Purchasers named on the signature pages hereto, together with their permitted transferees (each, a "Purchaser" and collectively, the "Purchasers").

                                    RECITALS:

A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, (the "Securities Act).

B. The Purchasers desire, upon the terms and conditions stated in this Agreement, to purchase, for an aggregate purchase price of a minimum of $10,000 and a maximum of up to $1,000,000, shares of Common Stock of the Company.

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

1. The Loan. Subject to the terms of this Agreement, ____________ the undersigned Purchaser hereby agrees to loan Cedric Kushner Promotions, Inc. (the "Company") the principal amount set forth on the signature page hereof. The loan shall be evidenced by a 10% promissory note in substantially the form attached hereto as Exhibit A (the "Note").The term "Securities" when used in this Agreement shall mean the Notes and/or Warrants. Notwithstanding anything herein to the contrary, the Purchaser acknowledges and agrees that, pursuant to the terms of the Note, in the event the principal amount of the Note, together with accrued but unpaid interest, is not paid on or before the one hundred twentieth (120th) calendar day after the date of the Note, the Company shall have an additional thirty (30) calendar days in which to pay the principal and accrued but unpaid interest. In the event the principal amount of the Note, together with accrued but unpaid interest, is not paid on or before the one hundred and fiftieth (150th) calendar day after the date of the Note, the Purchaser shall have the right in its sole and absolute discretion to convert the outstanding principal amount of the Note, together with accrued but unpaid interest, into that number of shares of the Company's common stock equal to the outstanding principal amount of the Note, together with accrued but unpaid interest, divided by eighty-five percent (85%) of the five day average closing bid price of the Company's common stock for the five trading day period immediately preceding the Company's receipt of the Holder's notice to convert and the Note, with a maximum conversion price of $0.50 per share and a minimum conversion price

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of $0.30 per share. Unless otherwise defined, the capitalized terms herein shall have the meanings assigned to such terms in the Note.

     The Purchaser acknowledges and agrees that the Note is one of a number of other promissory notes, which are substantially the same as the Note, which such Notes are being issued in connection with the offering of the Note. The Company is seeking to raise gross proceeds in the minimum amount of $10,000 and the gross maximum amount of $1,000,000 pursuant to the issuance of these Notes.

At the Closing, each Purchaser will pay the amount set forth beneath its name on the signature page hereof by either check or wire transfer of immediately available funds to Wachovia Bank, National Association in accordance with the wire instructions set forth on the signature page. Wachovia Bank, National Association shall act as escrow agent. The Company will deliver the Securities to the Purchaser no later than ten (10) calendar days after the Company's receipt of the net purchase price from escrow.

2. Issuance of Warrant. For every $2.00 face amount of Note the Company shall issue the Purchaser a warrant (the "Warrant") to purchase one (1) share of common stock of the Company, with a term of 5 years and an exercise price equal to $0.50. The Warrant shall be in substantially the form attached hereto as Exhibit B. There will be no warrants for fractional shares. If fractional shares would occur based upon the mathematical formula used in this Section to calculate the number of shares to be issued upon the exercise of the Warrant, the amount of shares will be rounded up to the next highest share. NOTWITHSTANDING THE FOREGOING, THERE ARE NOT SUFFICIENT SHARES OF COMMON STOCK OF THE COMPANY AUTHORIZED OR RESERVED TO ISSUE SUCH SHARES OF COMMON STOCK OF THE COMPANY IF THE WARRANT WERE EXERCISED ON THE DATE HEREOF. IF SUCH NUMBER OF SHARES OF COMMON STOCK OF THE COMPANY ARE FOR ANY REASON WHATSOEVER STILL NOT AVAILABLE TO BE ISSUED BY THE COMPANY AT THE TIME OF THE EXERCISE OF THE WARRANT, THE COMPANY SHALL SO ISSUE SUCH SHARES OF COMMON STOCK AS SOON AS PRACTICABLE.

3. Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Notes, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Agreement. If this subscription is rejected in whole, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Agreement will continue in full force and effect to the extent this subscription was accepted.

4.   Representations   and  Warranties.   The  Purchaser  hereby   acknowledges,
represents, warrants and agrees as follows:

(a) None of the Notes or shares of common stock underlying the Notes or the Warrant are registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The Purchaser understands that the offering and sale of the Notes and Warrant is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement;

(b) The Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the "Advisors"), have received all documents requested by Purchaser and its Advisors as they consider necessary or appropriate to evaluate the risks and merits of an investment in the Notes and Warrants, and have had access to all the Company's filings on the Electronic Data Gathering and Retrieval System ("EDGAR"), (collectively, the "SEC Documents"). Purchaser acknowledges that the Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Purchaser has reviewed copies of all SEC Documents deemed relevant by the Purchaser and its Advisors (including, without limitation, any Risk Factors contained therein). The Purchaser and its Advisors have carefully reviewed such documents and understand the information contained therein. The Purchaser and its Advisors understand that the

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Company is not  current  with its EDGAR  filings.  The Company has not filed its
Form 10-QSB for the period ending March 31, 2004. The Purchaser and its Advisors understand that the Company has been delisted from the over the counter bulletin board and its securities are currently trading on the Pink Sheets. The Purchaser and its Advisors understand that on March 24, 2004, the SEC brought a civil action against Cedric Kushner Promotions, Inc. and its officers and directors. The action alleges that Cedric Kushner Promotions, Inc. and its officers and directors violated Section 10(b) of the Securities Exchange Act of 1934 and Exchange Rule 10b-5 thereunder. The staff also alleges that the officers violated Section 302(a) of the Public Company Accounting Reform and Purchasers Protection Act of 2002 and Exchange Act Rule 13a-14 thereunder. In addition, the staff further alleges that the officers and directors aided and abetted Cedric Kushner Promotions, Inc.'s violation of the Exchange Act Sections 13(a), 13(b)
(2) (A), 13 (b) (2) (B) and Exchange Act Rules 12b-20 and 13a-1 thereunder;

(c) Neither the Securities and Exchange Commission nor any state securities commission has approved the Notes, Warrant or shares of common stock underlying the Notes or Warrant or passed upon or endorsed the merits of the offering or confirmed the accuracy or determined the adequacy of the offering documents. The offering documents have not been reviewed by any Federal, state, provincial or other regulatory authority;

(d) All documents, records, and books pertaining to the investment in the Notes or the Warrant have been made available for inspection by such Purchaser and the Advisors, if any;

(e) The Purchaser and the Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Notes and the Warrant and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and the Advisors, if any;

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the offering documents or as contained in documents or answers to questions so furnished to the Purchaser or the Advisors by the Company;

(g) The Purchaser is unaware of, is no way relying on, and did not become aware of the offering of the Notes or the Warrant through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Notes and the Warrant and is not subscribing for Notes or the Warrant and did not become aware of the offering of the Notes and Warrant through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby, except for the Finder's Fee Agreement between the Company and Clayton Dunning & Company, Inc., a copy of which is attached as Exhibit C;

(i) The Purchaser or the Purchaser's representative, as the case may be, together with the Advisors, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Notes and the Warrant to evaluate the merits and risks of an investment in the Notes and the Warrant and the Company and to make an informed investment decision with respect thereto;

(j) The Purchaser is not relying on the Company, or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Notes or the Warrant, and the Purchaser has relied on the advice of, or has consulted with, only his own Advisors;

(k) The Purchaser is acquiring the Notes and the Warrant solely for such Purchaser's own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement

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or arrangement,  formal or informal,  with any person to sell or transfer all or any part of the Notes or the Warrant, or the shares of Common Stock issuable upon repayment or conversion of the Notes or exercise of the Warrant, and the Purchaser has no plans to enter into any such agreement or arrangement;

(l) The Purchaser must bear the substantial economic risks of the investment in the Notes and the Warrant indefinitely because the securities may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Notes and the Warrant to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the securities constituting the Notes and the Warrant;

(m) The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Notes or the Warrant for an indefinite period of time;

(n) The Purchaser is aware that an investment in the Notes and the Warrant involves a number of very significant risks, and, in particular, acknowledges that the Company has had a limited operating history and is engaged in a highly competitive business;

(o) The Purchaser meets the requirements of at least one of the suitability standards for an "accredited investor" as set forth on the Accredited Investor Certification contained herein;

(p) The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Notes or the Warrant, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Notes and the Warrant, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or
(iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q) The Purchaser and the Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the offering documents and all documents received or reviewed in connection with the purchase of the Notes and the Warrant and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or the Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisors, if any;

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(r) The  Purchaser  represents  to the Company  that any  information  which the undersigned has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the
availability  of  an  exemption  from  registration   under  Federal  and  state
securities laws in connection with the offering of the Notes and the Warrant. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Notes and the Warrant;

(s) The Purchaser is knowledgeable about investment considerations in development-stage companies. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments, which are not readily marketable, is not excessive in view of the Purchaser's net worth and financial circumstances and the purchase of the Notes and the Warrant will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

(t) The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisors, if any, consider material to its decision to make this investment;

(u) THE PURCHASER ACKNOWLEDGES AND UNDERSTANDS THAT THE NOTE AND WARRANTS THAT IT PURCHASES IN THIS OFFERING ARE ONLY CONVERTIBLE/EXERCISBALE INTO SHARES OF COMMON STOCK UPON SHAREHOLDER APPROVAL TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK TO 100,000,000 SHARES AND THE COMPANY CANNOT GIVE ANY ASSURANCES THAT IT WILL RECEIVE SHAREHOLDER APPROVAL. IN THE EVENT THE COMPANY DOES NOT RECEIVE SHAREHOLDER APPROVAL TO INCREASE ITS AUTHORIZED COMMON STOCK, THE SECURITES THAT YOU PURCHASE IN THIS OFFERING WILL NOT BE A CONVERTIBLE/EXERCISABLE INSTRUMENT.

(v) THE NOTE AND WARRANT (AND ANY SECURITIES ISSUED UPON CONVERSION OF THE NOTE OR EXERCISE OF THE WARRANT) OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE NOTE AND WARRANT (AND ANY SECURITIES ISSUED UPON CONVERSION OF THE NOTE OR EXERCISE OF THE WARRANT) ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE NOTE AND WARRANT (AND ANY SECURITIES ISSUED UPON CONVERSION OF THE NOTE OR EXERCISE OF THE WARRANT) HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF ANY OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

5. The Company represents and warrants to the Purchasers that:

     (a). Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof; (ii) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby (including without limitation the issuance of the Securities) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required; (iii) this Agreement has been duly executed by the Company; and (iv) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance

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with its terms, subject to the effect of any applicable bankruptcy,  insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity. A copy of the company's Board Resolution authorizing this offering is attached hereto as Exhibit D and the opinion letter of the company's counsel is attached hereto as Exhibit E.
     (b) Capitalization. As of July 15, 2004, the authorized capital stock of the Company consists of (a) 15,000,000 shares of Common Stock, no par value per share, all of which are issued and outstanding and 58,318,435 on fully diluted basis. No shares of capital stock of the Company, including the Securities issuable pursuant to this Agreement, are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company.
     (c) Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof, will not be subject to preemptive rights or other similar rights of stockholders of the Company, and will not impose personal liability on the holders thereof.
     (d) Brokers. Except as set forth below, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

          (i) Upon the Closing of each investment (as defined below) in the Offering, by an investor first introduced to the Company by Clayton, Dunning & Company, Inc. (the "Clayton Dunning Purchasers"), Clayton, Dunning & Company, Inc. will receive cash commissions equal to 10% of the aggregate value of such investment and a Warrant to purchase one (1) share of common stock for every $3.00 of Notes purchased by Clayton, Dunning Purchasers and the COBRADesk filing fee, together with legal fees of Clayton, Dunning 's counsel related to the COBRADesk filing. To ensure that sufficient funds are allocated for the COBRADesk filing and legal fees, the sum of $5,000 shall be held by counsel for Clayton, Dunning to cover such fees.

          (ii) The Company (upon breaking escrow of not less than $10,000 in gross subscription proceeds) has agreed to pay $10,000 to Clayton, Dunning & Company, Inc.'s counsel for all legal fees and costs of Clayton, Dunning & Company, Inc. directly and necessarily incurred in connection with the proposed Offering, including but not limited to, the costs of preparing and the offering documents, review of any Registration Statement and amendments, post-effective amendments and supplements thereto, if any; and preparing, printing and delivering all selling documents, including but not limited to this Agreement, stock and warrant certificates. Clayton, Dunning & Company, Inc. will bear any and all other expenses it may incur in connection with this Offering ("Charleston's Expenses"), with the exception of the COBRADesk filing fee and related legal costs. The Company will bear its own expenses incurred in connection with this offering, including those expenses associated with any Registration Statement and amendments, post-effective amendments and supplements thereto, if any; preparing, printing and delivering exhibits thereto and copies of the preliminary, final and supplemental prospectus as well as the cost expenses and filing fees for the Form D and Blue Sky compliance (collectively, the "Company Expenses").

     (e) Form D; Blue Sky Laws. The Company will timely file a Notice of Sale of Securities on Form D with respect to the Securities, as required by Form D and on or before the Closing Date, take such action as it reasonably determines to be necessary to qualify the Securities for sale to the Purchasers under this Agreement under applicable securities (or "blue sky") laws of the states of the United States (or to obtain an exemption from such qualification).

     6. Anti-Money Laundering.

     (a) In General. Purchaser acknowledges that due to anti-money laundering requirements operating in the United States, as well as Clayton, Dunning & Company, Inc.'s own internal anti-money laundering policies, Clayton, Dunning & Company, Inc. may require further identification of the Purchaser and the source of purchase funds before this Agreement can be processed and purchase monies accepted. Clayton, Dunning & Company, Inc. shall be held harmless and indemnified against any loss arising as a result of a failure to process this

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Agreement if such  information has been required by Clayton,  Dunning & Company,
Inc. and has not been satisfactorily provided by the Purchaser. Purchaser represents that all purchase payments transferred to the Company pursuant to this Agreement originated directly from a bank or brokerage account in the name of Purchaser. Purchaser represents and warrants that acceptance by the Company and Clayton, Dunning & Company, Inc. of this Agreement, together with acceptance of the appropriate remittance, will not breach any applicable rules and
regulations  designed  to  avoid  money  laundering.   Specifically,   Purchaser
represents and warrants that all evidence of identity provided to Clayton, Dunning & Company, Inc. is genuine and all related information furnished and to be furnished to Clayton, Dunning & Company, Inc. is accurate.

     (b) Beneficial Ownership. Purchaser represents and warrants that it is subscribing for the Securities for Purchaser's own account and own risk, and, unless Purchaser advises Clayton, Dunning & Company, Inc. to the contrary in writing and identifies with specificity each beneficial owner on whose behalf Purchaser is acting, Purchaser represents that it is not acting as a nominee for any other person or entity. Purchaser also represents that it does not have the intention or obligation to sell, distribute or transfer the Securities, directly or indirectly, to any other person or entity or to any nominee account.

     (c) Prohibited Purchaser. Purchaser further represents and warrants that neither it, nor any person controlling, controlled by, or under common control with it, nor any person having a beneficial or economic interest in it, is a Prohibited Purchaser (defined in (e) below) and Purchaser is not and will not purchase the Securities on behalf or for the benefit of any Prohibited Purchaser.

     (d) Suspension of Purchase Rights. Purchaser acknowledges that if, following its purchase of Securities pursuant to this Agreement, Clayton, Dunning & Company, Inc. reasonably believes that Purchaser is a Prohibited Purchaser or has otherwise breached its representations and warranties herein, Clayton, Dunning & Company, Inc. and the Company may be obligated to retroactively terminate this purchase (if possible), by rejecting this Agreement (even after full execution) and not completing this transaction, freezing such Purchaser's funds forwarded by such Purchaser pursuant to this Agreement, and stopping the delivery of Securities in accordance with applicable regulations, and it shall have no claim against Clayton, Dunning & Company, Inc. or the Company for any form of damages or liabilities as a result of any of the aforementioned actions.

     (e) Prohibited Purchaser means (i) a person or entity whose name appears on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control ("OFAC") (refer to http://www.ustreas.gov/ofac); (ii) a Foreign Shell Bank; or (iii) a person or entity resident in or organized or chartered under the laws of a Non-Cooperative Jurisdiction or whose purchase funds are transferred from or through a Foreign Shell Bank, a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction or a Sanctioned Regime.

7. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company, and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in Exhibit A, B or C delivered in connection with this Agreement.

8. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives, and permitted assigns.

9. Modification. This Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

11. Assignability. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Notes or Warrant or the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrant shall be made only in accordance with all applicable laws.

12. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York relating to contracts entered into and to be performed wholly within such State. Each party hereto hereby irrevocably submits to the jurisdiction of any New York State court or United States Federal court sitting in New York County over any action or proceeding arising out of or relating to this Agreement or any agreement contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party hereto further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum. The Purchaser further agrees that any action or proceeding brought against the Company shall be brought only in New York State or United States Federal courts sitting in New York County. EACH PARTY HERETO AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13. Blue Sky Qualification. The purchase of Notes and the Warrant under this Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Notes and Warrant from applicable Federal, state and provincial securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer,, may rescind any sale contracted and shall return all monies paid by Purchaser, in the jurisdiction.

14. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

15. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

16. Miscellaneous.

(a) This Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) The Purchaser's representations and warranties made in this Agreement shall survive the execution and delivery hereof and delivery of the Notes and the Warrant.

(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e) Each provision of this Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Agreement.

(f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

                        ACCREDITED INVESTOR QUESTIONNAIRE

     The Purchaser represents and warrants in all material respects to the Company, with the intent that the Company will rely thereon in accepting this subscription, that:

     Accredited Investor. The Purchaser is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act by virtue of being (CHECK all applicable responses)

     ____ A small business investment company licensed by the U.S.
          Small Business Administration under the Small Business Investment Company Act of 1958,
     ____ A business development company as defined in the Investment
          Company Act of 1940,
     ____ A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity,
     ____ An insurance company as defined in Section 2(13) of the Securities
          Act,
     ____ An investment company registered under the Investment Company Act of
          1940,
     ____ An employee benefit plan within the meaning of Title I of the Employee
          Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000,
     ____ A private business development company as defined in Section 202(a)
          (22) of the Investment Advisors Act of 1940,
     ____ An organization described in Section 501(c)(3) of the Internal
          Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000,
     ____ A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose net worth, or joint net worth together with his/her spouse, exceeds $1,000,000,
     ____ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in
          Section 506(b)(2)(ii) of Regulation D,
     ____ A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose individual income was in excess of $200,000 in each of the two most recent years (or whose joint income with such person's spouse was at least $300,000 during such years) and who reasonably expects an income in excess of such amount in the current year, or
     ____ A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above;

                         CEDRIC KUSHNER PROMOTIONS, INC.
                             OMNIBUS SIGNATURE PAGE

Purchaser hereby elects to subscribe under the Note and Warrant Purchase Agreement for a total of $________________ principal amount of 10% Convertible Promissory Notes (NOTE: to be completed by Purchaser).

Date (NOTE: To be completed by Purchaser): _____________, 2004

Please indicate (circle one) whether the purchaser is investing as a(n):

         INDIVIDUAL
         JOINT TENANTS
         TENANTS IN COMMON
         COMMUNITY PROPERTY
         PARTNERSHIP
         CORPORATION
         LIMITED LIABILITY COMPANY
         TRUST

Please fill out this section if the purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY (If the investment is being made as JOINT TENANTS, TENANTS IN COMMON, or as COMMUNITY PROPERTY, please be sure to fill out this section for all purchasers named):


Print Name(s)                              Social Security Number(s)

____________________________               ______________________________
Print Name(s) (if more than                Social Security Number(s)
1 individual)

____________________________               ______________________________
Signature(s) of Investor(s)                Signature

July ____, 2004                            ______________________________
Date                                       Address

Please fill out this section if the purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

____________________________               ______________________________
Name of Partnership,                       Federal Taxpayer
Corporation, Limited                       Identification Number
Liability Company or
Trust

By:_________________________               ______________________________
Name:                                      State of Organization

Title:________________________             Address_______________________

SUBSCRIPTION  FOR   $_________________   PRINCIPAL  AMOUNT  OF  10%  CONVERTIBLE
PROMISSORY NOTES, ACCEPTED AND AGREED TO this ___ day of __________, 2004

Cedric Kushner Promotions, Inc.


By:_______________________
     Name:  Cedric Kushner
     Title: President

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